                                      EXECUTED IN
                                         COUNTERPARTS OF WHICH
                                        THIS IS COUNTERPART NO.    .

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                          FIRST CHICAGO TRUST COMPANY
                                  OF NEW YORK
                                (14 Wall Street,
                           New York, New York 10005)

                                                  AS TRUSTEE

                ------------------------------------------------

                                   INDENTURE
                            Dated as of May 1, 2001

                ------------------------------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                       2001 SERIES BP, DUE SEPTEMBER 1, 2011,

                                      AND

                         (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
Parties.....................................................        1
Original Indenture and Supplementals........................        1
Bonds heretofore issued.....................................        1
Bonds to be 2001 Series BP..................................        5
Further Assurance...........................................        6
Authorization of Supplemental Indenture.....................        6
Consideration for Supplemental Indenture....................        6

                                    PART I.
                    CREATION OF THREE HUNDRED TWENTY-SEVENTH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2001 SERIES BP

Sec. 1. Certain terms of Bonds of 2001 Series BP............        6
Sec. 2. Redemption of Bonds of 2001 Series BP...............        8
Sec. 3. Redemption of Bonds of 2001 Series BP in event of
        Ambac Payment.......................................        9
Sec. 4. Form of Bonds of 2001 Series BP.....................       10
        Form of Trustee's Certificate.......................       14

                                    PART II.
                           RECORDING AND FILING DATA

Recording and filing of Original Indenture..................       14
Recording and filing of Supplemental Indentures.............       14
Recording of Certificates of Provision for Payment..........       19

                                   PART III.
                                  THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee......       19

                                    PART IV.
                                 MISCELLANEOUS

Confirmation of Section 318(c) of Trust Indenture Act.......       19
Execution in Counterparts...................................       19
Testimonium.................................................       20
Execution...................................................       20
Acknowledgement of execution by Company.....................       20
Acknowledgement of execution by Trustee.....................       21
Affidavit as to consideration and good faith................       22

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.              SUPPLEMENTAL INDENTURE, dated as of May 1, 2001 among THE
                    DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company", party of the first part, and FIRST CHICAGO TRUST COMPANY of New York, a trust company organized and existing under the laws of the State of New York, having its corporate trust office at 14 Wall Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE
AND SUPPLEMENTALS.    WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935,
                    September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                    15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                    October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971, January 15,
                    1973, May 1, 1974, October 1, 1974, January 15, 1975,
                    November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                    June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                    October 15, 1978, March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980,
                    August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                    1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                    1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                    15, 1986, November 30, 1986, January 31, 1987, April 1,
                    1987, August 15, 1987, November 30, 1987, June 15, 1989,
                    July 15, 1989, December 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                    1, 1991, November 1, 1991, January 15, 1992, February 29,
                    1992, April 15, 1992, July 15, 1992, July 31, 1992, November
                    30, 1992, December 15, 1992, January 1, 1993, March 1, 1993,
                    March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993,
                    June 30, 1993, June 30, 1993, September 15, 1993, March 1,
                    1994, June 15, 1994, August 15, 1994, December 1, 1994,
                    August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000 and March 15, 2001
                    supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

BONDS HERETOFORE
ISSUED.               WHEREAS, Bonds in the principal amount of Nine billion,
                    fourteen million one hundred sixty-seven thousand dollars ($9,014,167,000) have heretofore been issued under the indenture as follows, viz:

                              (1)  Bonds of Series A                 --   Principal Amount  $26,016,000,
                              (2)  Bonds of Series B                 --   Principal Amount  $23,000,000,
                              (3)  Bonds of Series C                 --   Principal Amount  $20,000,000,
                              (4)  Bonds of Series D                 --   Principal Amount  $50,000,000,
                              (5)  Bonds of Series E                 --   Principal Amount  $15,000,000,
                              (6)  Bonds of Series F                 --   Principal Amount  $49,000,000,
                              (7)  Bonds of Series G                 --   Principal Amount  $35,000,000,
                              (8)  Bonds of Series H                 --   Principal Amount  $50,000,000,
                              (9)  Bonds of Series I                 --   Principal Amount  $60,000,000,
                             (10)  Bonds of Series J                 --   Principal Amount  $35,000,000,
                             (11)  Bonds of Series K                 --   Principal Amount  $40,000,000,
                             (12)  Bonds of Series L                 --   Principal Amount  $24,000,000,
                             (13)  Bonds of Series M                 --   Principal Amount  $40,000,000,
                             (14)  Bonds of Series N                 --   Principal Amount  $40,000,000,
                             (15)  Bonds of Series O                 --   Principal Amount  $60,000,000,
                             (16)  Bonds of Series P                 --   Principal Amount  $70,000,000,
                             (17)  Bonds of Series Q                 --   Principal Amount  $40,000,000,

                                        2

                             (18)  Bonds of Series W                 --   Principal Amount  $50,000,000,
                             (19)  Bonds of Series AA                --   Principal Amount  $100,000,000,
                             (20)  Bonds of Series BB                --   Principal Amount  $50,000,000,
                             (21)  Bonds of Series CC                --   Principal Amount  $50,000,000,
                             (22)  Bonds of Series UU                --   Principal Amount  $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9      --   Principal Amount  $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14     --   Principal Amount  $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22     --   Principal Amount  $42,300,000,
                             (68)  Bonds of Series HH                --   Principal Amount  $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22     --   Principal Amount  $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8      --   Principal Amount  $6,850,000,
                         (99-107)  Bonds of Series KKP Nos. 1-9      --   Principal Amount  $34,890,000,
                        (108-122)  Bonds of Series LLP Nos. 1-15     --   Principal Amount  $8,850,000,
                        (123-143)  Bonds of Series NNP Nos. 1-21     --   Principal Amount  $47,950,000,
                        (144-161)  Bonds of Series OOP Nos. 1-18     --   Principal Amount  $18,880,000,
                        (162-180)  Bonds of Series QQP Nos. 1-19     --   Principal Amount  $13,650,000,
                        (181-195)  Bonds of Series TTP Nos. 1-15     --   Principal Amount  $3,800,000,
                            (196)  Bonds of 1980 Series A            --   Principal Amount  $50,000,000,
                        (197-221)  Bonds of 1980 Series CP Nos.
                                   1-25                              --   Principal Amount  $35,000,000,
                        (222-232)  Bonds of 1980 Series DP Nos.
                                   1-11                              --   Principal Amount  $10,750,000,
                        (233-248)  Bonds of 1981 Series AP Nos.
                                   1-16                              --   Principal Amount  $124,000,000,
                            (249)  Bonds of 1985 Series A            --   Principal Amount  $35,000,000,
                            (250)  Bonds of 1985 Series B            --   Principal Amount  $50,000,000,
                            (251)  Bonds of Series PP                --   Principal Amount  $70,000,000,
                            (252)  Bonds of Series RR                --   Principal Amount  $70,000,000,
                            (253)  Bonds of Series EE                --   Principal Amount  $50,000,000,
                        (254-255)  Bonds of Series MMP and MMP
                                   No. 2                             --   Principal Amount  $5,430,000,
                            (256)  Bonds of Series T                 --   Principal Amount  $75,000,000,
                            (257)  Bonds of Series U                 --   Principal Amount  $75,000,000,
                            (258)  Bonds of 1986 Series B            --   Principal Amount  $100,000,000,
                            (259)  Bonds of 1987 Series D            --   Principal Amount  $250,000,000,
                            (260)  Bonds of 1987 Series E            --   Principal Amount  $150,000,000,
                            (261)  Bonds of 1987 Series C            --   Principal Amount  $225,000,000,
                            (262)  Bonds of Series V                 --   Principal Amount  $100,000,000,
                            (263)  Bonds of Series SS                --   Principal Amount  $150,000,000,
                            (264)  Bonds of 1980 Series B            --   Principal Amount  $100,000,000,
                            (265)  Bonds of 1986 Series C            --   Principal Amount  $200,000,000,
                            (266)  Bonds of 1986 Series A            --   Principal Amount  $200,000,000,
                            (267)  Bonds of 1987 Series B            --   Principal Amount  $175,000,000,
                            (268)  Bonds of Series X                 --   Principal Amount  $100,000,000,
                            (269)  Bonds of 1987 Series F            --   Principal Amount  $200,000,000,
                            (270)  Bonds of 1987 Series A            --   Principal Amount  $300,000,000,
                            (271)  Bonds of Series Y                 --   Principal Amount  $60,000,000,
                            (272)  Bonds of Series Z                 --   Principal Amount  $100,000,000,
                            (273)  Bonds of 1989 Series A            --   Principal Amount  $300,000,000,
                            (274)  Bonds of 1984 Series AP           --   Principal Amount  $2,400,000,
                            (275)  Bonds of 1984 Series BP           --   Principal Amount  $7,750,000,
                            (276)  Bonds of Series R                 --   Principal Amount  $100,000,000,
                            (277)  Bonds of Series S                 --   Principal Amount  $150,000,000,
                            (278)  Bonds of 1993 Series D            --   Principal Amount  $100,000,000,
                            (279)  Bonds of 1992 Series E            --   Principal Amount  $50,000,000,
                            (280)  Bonds of 1993 Series B            --   Principal Amount  $50,000,000,
                            (281)  Bonds of 1989 Series BP           --   Principal Amount  $66,565,000,
                            (282)  Bonds of 1990 Series A            --   Principal Amount  $194,649,000

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (283-288) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                 (289) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred fourteen million one hundred ninety-two thousand dollars ($114,192,000) principal amount have heretofore been retired and One hundred forty-two million seven hundred forty thousand dollars ($142,740,000) principal amount are outstanding at the date hereof;

                 (290) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-one million twenty-eight thousand dollars ($41,028,000) principal amount have heretofore been retired and Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount are outstanding at the date hereof;

                 (291) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                 (292) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                 (293) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                 (294) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                 (295) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                 (296) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                 (297) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                 (298) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                 (299) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred thirty million four hundred ninety-five thousand dollars ($130,495,000) principal amount have heretofore been retired and One hundred sixty-nine million, five hundred and five thousand ($169,505,000) principal amount are outstanding at the date hereof;

                 (300) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (301) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                 (302) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which Eighty-one million six hundred thousand dollars ($81,600,000,000) principal amount have heretofore been retired and One hundred forty-three million four hundred thousand dollars ($143,400,000) principal amount are outstanding at the date hereof;

                 (303) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred twenty-nine million five hundred and five thousand dollars ($229,505,000) principal amount have heretofore been retired and One hundred seventy million four hundred ninety-five thousand dollars ($170,495,000) principal amount are outstanding at the date hereof;

                 (304) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                 (305) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred twenty-five million dollars ($125,000,000) principal amount have been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (306) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred twenty-two million one hundred forty five thousand dollars ($122,145,000) principal amount have heretofore been retired and One hundred seventy-seven million eight hundred fifty-five thousand dollars ($177,855,000) principal amount are outstanding at the date hereof;

                 (307) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                 (308) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                 (309) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (310) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;

                 (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                 (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                 (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars ($100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                 (315) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                 (316) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                 (317) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                 (318) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                 (319) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                 (320) Bonds of 1999 Series D in the principal amount of Forty million dollars ($40,000,000), all of which are outstanding at the date hereof;

                 (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which Fifty-four million seventy thousand dollars ($54,070,000) principal amount have heretofore been retired and One hundred sixty-five million nine hundred thirty thousand dollars ($165,930,000) principal amount are outstanding at the date hereof;

                 (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof

                 (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof; and

                 accordingly, the Company has issued and has presently outstanding Two billion five hundred twenty-six million two hundred fifty-seven thousand dollars ($2,526,257,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

                   WHEREAS, The Michigan Strategic Fund has issued and sold
                 $82,350,000 principal amount of its Adjustable Rate Demand Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Series 1995CC; and subject to certain conditions, Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company, has agreed to issue its financial guaranty insurance policy guaranteeing the scheduled payment of interest on and the purchase price of the Series 1995CC Bonds during the period May 23, 2001, through September 1, 2011; and

                   WHEREAS, the Company, in order to induce Ambac to issue its financial guaranty insurance policy relating to the Series 1995CC Bonds during the period May 23, 2001 through September 1, 2011, has agreed to issue its General and Refunding Mortgage Bonds under the Indenture to Ambac; and

                   WHEREAS, for such purposes the Company desires to issue a new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE        WHEREAS, the Company desires by this Supplemental
2001 SERIES BP.  Indenture to create such new series of bonds, to be designated
                 "General and Refunding Mortgage Bonds, 2001 Series BP; and

                                        6

FURTHER                    WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.               the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                         situate, then or thereafter owned or possessed by or
                         belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein covenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and

AUTHORIZATION              WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL          authority conferred upon and reserved to it under and by
INDENTURE.               virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                         supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding
                         instrument in accordance with its terms have been done,
                         performed and fulfilled, and the execution and delivery
                         hereof have been in all respects duly authorized;

CONSIDERATION              NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL         Detroit Edison Company, in consideration of the premises and
INDENTURE.               of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable
                         consideration to it duly paid by the Trustee at or before
                         the ensealing and delivery of these presents, the receipt
                         whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts
                         under the Original Indenture and in said indentures
                         supplemental thereto as follows:

                                                   PART I.
                                CREATION OF THREE HUNDRED TWENTY-SEVENTH
                                              SERIES OF BONDS.
                                  GENERAL AND REFUNDING MORTGAGE BONDS,
                                               2001 SERIES BP

CERTAIN TERMS              SECTION 1. The Company hereby creates the Three hundred
OF BONDS OF              twenty-seventh series of bonds to be issued under and
2001 SERIES BP.          secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be
                         designated, and to be distinguished from the bonds of all
                         other series, by the title "General and Refunding Mortgage
                         Bonds, 2001 Series BP" (elsewhere herein referred to as the
                         "bonds of 2001 Series BP"). The aggregate principal amount of bonds of 2001 Series AP shall be limited to Eighty-two
                         million three hundred fifty thousand dollars ($82,350,000), except as provided in Sections 7 and 13 of Article II of the
                         Original Indenture with respect to exchanges and
                         replacements of bonds.

                                        7

                           Each bond of 2001 Series BP is to be issued and registered to Ambac Assurance Corporation ("Ambac"), a Wisconsin stock insurance company, in order to induce Ambac to issue the
                         Financial Guaranty Insurance Policy ("Series 1995CC
                         Insurance Policy") guaranteeing the scheduled payment of
                         interest during the period May 23, 2001 through September 1,
                         2011 and the purchase price of tendered bonds on September
                         1, 2011 with respect to Michigan Strategic Fund ("Strategic
                         Fund") Adjustable Rate Demand Limited Obligation Refunding
                         Revenue Bonds (The Detroit Edison Company Pollution Control
                         Bonds Project), Series 1995CC in the aggregate principal
                         amount of Eighty-two million three hundred fifty thousand
                         dollars ($82,350,000) ("Series 1995CC Bonds"), which Series
                         1995CC Bonds were created and issued pursuant to a Trust
                         Indenture ("Indenture") dated as of September 1, 1995
                         between the Strategic Fund and Bank One Trust Company,
                         National Association (successor to NBD Bank, N.A.), as
                         trustee ("Trustee"). Under a Loan Agreement, dated as of
                         September 1, 1995, between the Company and the Strategic
                         Fund (the "Series 1995CC Contract"), the Company is
                         obligated to make payments to the Trustee (or its
                         successor), for the Series 1995CC Bonds in amounts and at
                         times equal and corresponding to the amount and time of
                         payments of principal, premium and interest due on the
                         Series 1995CC Bonds.

                           The bonds of 2001 Series BP shall be issued as registered
                         bonds without coupons in denominations of a multiple of
                         $5,000. The bonds of 2001 Series BP shall be issued in the aggregate principal amount of $82,350,000, shall mature on
                         September 1, 2011 and shall bear interest, payable
                         semi-annually on March 1 and September 1 of each year
                         (commencing September 1, 2001), at the rate of 4.85%, to and including September 1, 2011. Payments of interest on, or the purchase price of, the Series 1995CC Bonds shall constitute the payments of interest and principal, respectively, on the bonds of 2001 Series BP. In the event that Ambac shall make a payment of interest or purchase price with respect to the
                         Series 1995CC Bonds, then, the interest rate on any amounts so paid shall be the prime rate announced by Citibank, N.A., from time to time, plus 2% per annum, and such rate shall
                         continue until such time as the Company shall reimburse
                         Ambac for any payments so paid.

                           The bonds of 2001 Series BP shall be payable as to
                         principal, premium, if any, and interest as provided in the
                         Indenture during the Long Term Rate Mode, as defined in the
                         Indenture, ending September 1, 2011, but only to the extent and in the manner herein provided. The bonds of 2001 Series
                         BP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of
                         Manhattan, The City and State of New York, in any coin or
                         currency of the United States of America which at the time of payment is legal tender for public and private debts.

                           Except as provided herein, each bond of 2001 Series BP
                         shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of 2001 Series BP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of
                         authentication is prior to September 1, 2001, in which case interest shall be payable from May 23, 2001.

                           The bonds of 2001 Series BP in definitive form shall be,
                         at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of
                         bonds of 2001 Series BP). Until bonds of 2001 Series BP in definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2001
                         Series BP in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 2001 Series
                         BP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2001 Series BP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                        8

                           Bonds of 2001 Series BP shall not be assignable or
                         transferable except as may be required to effect a transfer to any successor in interest to Ambac under the Series
                         1995CC Insurance Policy. Any such transfer shall be made
                         upon surrender thereof for cancellation at the office or
                         agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee)
                         in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2001 Series BP shall in the same manner be exchangeable for a like
                         aggregate principal amount of bonds of 2001 Series BP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its
                         rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2001 Series BP,
                         during any period of ten days next preceding any redemption date for such bonds.

                           Bonds of 2001 Series BP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified pursuant to the terms and conditions specified herein.

                           Upon payment by the Company of both its obligations under
                         the Indenture for the Long Term Interest Rate Mode
                         commencing May 23, 2001 and ending September 1, 2011 and its obligations, if any, to Ambac, the bonds of 2001 Series BP shall be deemed fully paid and the obligation of the Company thereunder to make payments thereunder shall forthwith cease and be discharged, and, such bonds shall be surrendered for cancellation or presented for appropriate notation to the
                         Trustee.

REDEMPTION                 SECTION 2. Bonds of 2001 Series BP shall be redeemed on
OF BONDS                 the respective dates and in the respective principal amounts
OF 2001                  which correspond to the redemption dates, if any, for, and
SERIES BP.               the principal amounts, if any, to be redeemed of, the Series
                         1995CC Bonds during the period May 23, 2001 through
                         September 1, 2011.

                           In the event the Company elects to redeem any Series
                         1995CC Bonds prior to maturity in accordance with the
                         provisions of the Indenture, the Company shall on the same date redeem bonds of 2001 Series BP in principal amounts and at redemption prices corresponding to the Series 1995CC
                         Bonds so redeemed. The Company agrees to give the Trustee
                         notice of any such redemption of bonds of 2001 Series BP on the same date as it gives notice of redemption of Series
                         1995CC Bonds to the Trustee.

                                        9

REDEMPTION                 SECTION 3. In the event that (1) Ambac makes payment under
OF BONDS OF              the Series 1995CC Insurance policy as a result of the
2001 SERIES              Company's failure to make any of its required payments with
BP IN EVENT              respect to the Series 1995CC Bonds, the bonds of 2001 Series
OF AMBAC PAYMENT.        BP shall be payable or redeemable, or both, in an amount
                         corresponding to the payment of interest or the purchase
                         price, as the case may be or both, by Ambac or (2) the
                         Trustee has called for redemption the Series 1995CC Bonds as a result of an Event of Default under the Indenture; then, upon receipt by the Trustee of a written demand by Ambac,
                         accompanied by a certification from the Trustee as to the
                         amount and type (principal, interest or both) of payment by
                         AMBAC ("Payment Demand") the bonds of 2001 Series BP shall be payable or redeemable, or both, in an amount
                         corresponding to the amount payable upon the redemption of the Series 1995CC Bonds, together in the case of each of
                         clause (1) and (2) above, with interest thereon to the date of payment as provided below. The Trustee shall, within five days after receiving such Payment Demand, mail a copy
                         thereof to the Company marked to indicate the date of its
                         receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Payment Demand, the Company shall be
                         obligated to pay such amount as may be deemed to be interest and shall fix a date on which it will redeem the bonds of
                         said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Interest shall accrue to the date of payment. Notice of the date fixed as the Demand
                         Redemption Date shall be mailed by the Company to the
                         Trustee at least ten days prior to such Demand Redemption
                         Date. The date to be fixed by the Company as and for the
                         Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Payment Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Payment Demand; provided, however, that if the Trustee shall not have received such notice fixing
                         the Demand Redemption Date on or before the 10th day
                         preceding the earlier of such dates, the Demand Redemption
                         Date shall be deemed to be the earlier of such dates. The
                         Trustee shall mail notice of the Demand Redemption Date
                         (such notice being hereinafter called the "Demand Redemption
                         Notice") to Ambac not more than ten nor less than five days prior to the Demand Redemption Date.

                           Each bond of 2001 Series BP shall be redeemed by the
                         Company on the Demand Redemption Date therefore upon
                         surrender thereof by Ambac to the Trustee at a redemption
                         price equal to the principal amount thereof plus accrued
                         interest calculated as provided in Section 1 hereof from the date of such payment to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and
                         payable on such Demand Redemption Date on a corresponding
                         amount of Series 1995CC Bonds; provided, however, that in
                         the event of a receipt by the Trustee of a notice that Ambac has terminated proceedings to enforce any right it may have against the Company under the Series 1995CC Insurance Policy and the Bonds or both, then any Payment Demand shall thereby be rescinded by Ambac, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically
                         annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right
                         consequent thereon.

                           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Payment Demand and such Payment Demand shall be of no
                         force or effect, unless it is executed in the name of Ambac by its President or one of its Managing Directors or Vice
                         Presidents.

                                        10

FORM OF BONDS              SECTION 4. The bonds of 2001 Series BP and the form of
OF 2001 SERIES BP.       Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:
                           [FORM OF FACE OF BOND]

                                          THE DETROIT EDISON COMPANY
                                     GENERAL AND REFUNDING MORTGAGE BOND
                                 2001 SERIES BP, 4.85% DUE SEPTEMBER 1, 2011

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor insurer under the Financial Guaranty Insurance Policy, dated as of May 23,
                         2001 issued by Ambac Assurance Corporation and relating to
                         Michigan Strategic Fund ("Strategic Fund")Adjustable Rate
                         Demand Limited Obligation Refunding Revenue Bonds (The
                         Detroit Edison Company Project), Series 1995CC, or to Ambac
                         Assurance Corporation pursuant to Part I, Section 1 of the
                         Supplemental Indenture dated as of May 1, 2001, or, subject to compliance with applicable law.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to Ambac Assurance
                         Corporation, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of
                         New York, the principal sum of Eighty-two million three
                         hundred fifty thousand dollars ($82,350,000) in lawful money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from May 23, 2001, and after the first payment of interest on bonds of this
                         Series has been made or otherwise provided for, from the
                         most recent date to which interest has been paid or
                         otherwise provided for, semi-annually on March 1 and
                         September 1 of each year (commencing September 1, 2001),
                         until September 1, 2011, the date the Company's obligations with respect to the Long Term Interest Rate Mode ending
                         September 1, 2011 shall have been discharged, all as
                         provided, to the extent and in the manner specified in the
                         Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. In the event that AMBAC shall make a payment of interest or purchase price with respect to the Series 1995CC
                         Bonds, then, the interest rate on any amounts so paid shall be the prime rate announced by Citibank, N.A., from time to time, plus 2% per annum, and such rate shall continue until such time as the Company shall reimburse Ambac for any
                         payments so paid.

                           Under a Trust Indenture ("Indenture"), dated as of
                         September 1, 1995, between the Strategic Fund and Bank One
                         Trust Company, National Association (successor to NBD Bank,
                         N.A.), as trustee ("Trustee"), the Strategic Fund has issued
                         Adjustable Rate Demand Limited Obligation Refunding Revenue
                         Bonds (The Detroit Edison Company Pollution Control Bonds
                         Project), Series 1995CC (hereinafter called the "Series
                         1995CC Bonds") and Ambac Assurance Corporation ("Ambac") has
                         issued its Financial Guaranty Insurance Policy ("Series
                         1995CC Insurance Policy") relating to the guarantee of the scheduled payment of interest on and purchase price of the
                         Series 1995CC Bond for the period May 23, 2001 through
                         September 1, 2011. This bond is being issued to induce Ambac to issue the Series 1995CC Insurance Policy for the period
                         May 23, 2001 through September 1, 2011. Payments of interest on or the purchase price of, the Series 1995CC Bonds shall constitute like payments of interest and principal on this bond as further provided herein and in the supplemental
                         indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                                        11

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an Assistant
                         Corporate Secretary with his manual or facsimile signature.

                         Dated:                           THE DETROIT EDISON COMPANY
                                                          By ............................
                                                             Vice President and Treasurer
                         ............................
                         Assistant Corporate Secretary

                           [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of General and
                         Refunding Mortgage Bonds known as 2001 Series BP, limited to an aggregate principal amount of $82,350,000, except as
                         otherwise provided in the Indenture hereinafter mentioned.
                         This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to First Chicago Trust
                         Company of New York, a trust company of the State of New
                         York, as Trustee, to which Indenture and all indentures
                         supplemental thereto (including the Supplemental Indenture dated as of May 1, 2001) reference is hereby made for a
                         description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under
                         which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental
                         thereto, including the Supplemental Indenture dated as of
                         May 1, 2001, are hereinafter collectively called the
                         "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series,
                         which may mature at different times, may bear interest at
                         different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights
                         and obligations of the Company and of the holders of the
                         bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or
                         altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then
                         outstanding, and, if the rights of one or more, but less
                         than all, series of bonds then outstanding are to be
                         affected by the action proposed to be taken, then also by
                         affirmative vote of at least eighty-five percent (85%) in
                         amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the
                         Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the
                         principal of or the interest on this bond, which in those
                         respects is unconditional.

                           This bond is redeemable upon the terms and conditions set
                         forth in the Indenture.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2001
                         Series BP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                        13

                           Upon payment by the Company as part of its obligations
                         under the Indenture of the principal of, or premium, if any, or interest on, the Series 1995CC Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon
                         provision for the payment thereof having been made in
                         accordance with the Indenture during the period May 23, 2001 through September 1, 2011, bonds of 2001 Series BP in a
                         principal amount equal to the principal amount of such
                         Series 1995CC Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such
                         payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                           This bond is not assignable or transferable except as may
                         be required to effect a transfer to any successor to Ambac
                         Assurance Corporation pursuant to the terms and conditions set forth in Part I, Section I of the Supplemental
                         Indenture, dated as of May 1, 2001 or subject to compliance with applicable law. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of
                         this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate
                         principal amount will be issued to the transferee in
                         exchange therefor, and this bond with others in like form
                         may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of
                         the same aggregate principal amount, all as provided and
                         upon the terms and conditions set forth in the Indenture,
                         and upon payment, in any event, of the charges prescribed in the Indenture.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                        14

                                    [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              FIRST CHICAGO TRUST COMPANY OF
                                              NEW YORK,
                                              as Trustee
                                              By ...........................
                                                Authorized Officer

                                                 PART II.
                                        RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.

                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Secretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        July 31, 1992.....................  1992 Series D                 November 30, 1992
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        November 30, 1992.................  1992 Series E and 1993        March 15, 1993
                                                              Series D
                        December 15, 1992.................  Series KKP No. 14 and 1989    March 15, 1992
                                                              Series BP No. 2
                        January 1, 1993...................  1993 Series C                 April 1, 1993
                        March 1, 1993.....................  1993 Series E                 June 30, 1993
                        March 15, 1993....................  1993 Series D                 September 15, 1993
                        April 1, 1993.....................  1993 Series FP and 1993       September 15, 1993
                                                              Series IP
                        April 26, 1993....................  1993 Series G and Amendment   September 15, 1993
                                                              of Article II, Section 5
                        May 31, 1993......................  1993 Series J                 September 15, 1993
                        September 15, 1993................  1993 Series K                 March 1, 1994
                        March 1, 1994.....................  1994 Series AP                June 15, 1994
                        June 15, 1994.....................  1994 Series BP                December 1, 1994
                        August 15, 1994...................  1994 Series C                 December 1, 1994
                        December 1, 1994..................  Series KKP No. 15 and 1994    August 1, 1995
                                                              Series DP
                        August 1, 1995....................  1995 Series AP and 1995       August 15, 1999
                                                              Series DP

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S,
FOR PAYMENT.             W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos.
                         1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP
                         Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP
                         Nos. 1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                         Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series
                         AP, 1984 Series BP, 1985 Series A, 1985 Series B, 1987
                         Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A 1990
                         Series A and 1993 Series D which were issued under
                         Supplemental Indentures dated as of, respectively, June 1,
                         1925, August 1, 1927, February 1, 1931, October 1, 1932,
                         September 25, 1935, September 1, 1936, December 1, 1940,
                         September 1, 1947, November 15, 1951, January 15, 1953, May
                         1, 1953, March 15, 1954, May 15, 1955, August 15, 1957,
                         December 15, 1970, November 15, 1971, January 15, 1973, May
                         1, 1974, October 1, 1974, January 15, 1975, November 1,
                         1975, February 1, 1976, June 15, 1976, July 15, 1976,
                         October 1, 1977, March 1, 1977, July 1, 1979, March 1, 1977,
                         March 1, 1977, March 1, 1977, September 1, 1979, July 1,
                         1977, July 1, 1979, September 15, 1979, October 1, 1977,
                         June 1, 1978, October 1, 1977, July 1, 1979, January 1,
                         1980, August 15, 1980, November 1, 1981, October 1, 1984,
                         May 1, 1985, May 15, 1985, January 31, 1987, June 1, 1978,
                         October 15, 1978, December 15, 1975, February 15, 1977,
                         September 1, 1979, June 15, 1989 February 15, 1990 and March
                         15, 1993 have matured or have been called for redemption and funds sufficient for such payment or redemption have been
                         irrevocably deposited with the Trustee for that purpose; and
                         Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                         Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                         No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                   PART III.
                                  THE TRUSTEE.

TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.

                                    PART IV.
                                 MISCELLANEOUS.

CONFIRMATION OF              Except to the extent specifically provided therein, no
SECTION 318(C) OF        provision of this supplemental indenture or any future
TRUST INDENTURE          supplemental indenture is intended to modify, and the
ACT.                     parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend and
                         supercede provisions of the Indenture in effect prior to
                         November 15, 1990.
EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                         SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                         COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                         INSTRUMENT.

                                        20

TESTIMONIUM.                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND FIRST
                           CHICAGO TRUST COMPANY OF NEW YORK HAVE CAUSED THESE
                         PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY
                         THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                         PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                         ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                         ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                         ABOVE WRITTEN.

                                                            THE DETROIT EDISON COMPANY,

                         (Corporate Seal)                   By  ______________________
                                                                     C. C. Arvani
                                                                  Assistant Treasurer

EXECUTION.               Attest:

                         ____________________________
                                 Jack L. Somers
                         Assistant Corporate Secretary

                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of

                         ____________________________
                         David Patria

                         ____________________________
                         William P. Murphy

                         STATE OF MICHIGAN
                                               SS.:
                         COUNTY OF WAYNE

ACKNOWLEDGMENT           On this        day of May, 2001, before me, the subscriber,
OF EXECUTION             a Notary Public within and for the County of Wayne, in the
BY COMPANY.              State of Michigan, personally appeared C. C. Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON
                         COMPANY, one of the corporations described in and which
                         executed the foregoing instrument; that he knows the
                         corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said C. C. Arvani, acknowledged said
                         instrument to be the free act and deed of said corporation.

                                                         ____________________________
                         (Notarial Seal)

                                                    FIRST CHICAGO TRUST COMPANY OF
                                                    NEW YORK,
                         (Corporate Seal)           By  __________________________
                                                             Steven Wagner
                                                             Vice President

                         Attest:

                         ____________________________
                         Signed, sealed and delivered by
                         FIRST CHICAGO TRUST COMPANY
                         of New York, in the presence of

                         ____________________________

                         ____________________________

                         STATE OF ILLINOIS
                                                SS.:
                         COUNTY OF COOK


ACKNOWLEDGMENT           On this      day of           , 2001, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of
BY TRUSTEE.              Cook, in the State of Illinois, personally appeared Steven
                         Wagner, to me personally known, who, being by me duly sworn, did say that his business office is located at One Bank One
                         Plaza, Chicago, Illinois, and he is a Vice President of
                         FIRST CHICAGO TRUST COMPANY of New York, one of the
                         corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said
                         corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said
                         instrument was signed and sealed in behalf of said
                         corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said
                         Steven Wagner acknowledged said instrument to be the free
                         act and deed of said corporation.

                         (Notarial Seal)
                                                          ____________________________

STATE OF MICHIGAN
                               SS.:
COUNTY OF WAYNE


AFFIDAVIT AS TO          C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                         ____________________________
                                                                  C. C. Arvani

                         Sworn to before me this        day of May, 2001

                           This instrument was drafted by Frances B. Rohlman, Esq.,
                         2000 2nd Avenue, Detroit, Michigan 48226